Exhibit 99.1

Investors and Media: Shantanu Agrawal Sharon Doyle (630) 824-1907

SUNCOKE ENERGY, INC. ANNOUNCES EXTENSION OF ITS INDIANA HARBOR

COKEMAKING AGREEMENT THROUGH SEPTEMBER 2035

LISLE, Ill. (April 24, 2023) – SunCoke Energy, Inc. (NYSE: SXC) and Cleveland-Cliffs Inc. have agreed to a 12-year extension of their existing contract, under which SunCoke will provide 1.22 million tons of metallurgical coke annually to Cleveland-Cliffs from its Indiana Harbor cokemaking facility located in East Chicago, Indiana. The key provisions of the extension agreement are similar to the existing agreement.

“This contract renewal affirms the long-term partnership of SunCoke and Cleveland-Cliffs,” said Mike Rippey, CEO of SunCoke. “We are pleased to continue supplying coke from our Indiana Harbor facility to the largest blast furnace in North America.”

“Extending this contract positions Indiana Harbor well for the future,” added Katherine Gates, President of SunCoke.

The Indiana Harbor cokemaking operation is SunCoke’s largest U.S. facility, and was the first commercial application of our advanced heat recovery technology, having begun operations in 1998.

ABOUT SUNCOKE ENERGY, INC.

SunCoke Energy, Inc. (NYSE: SXC) supplies high-quality coke to domestic and international customers. Our coke is used in the blast furnace production of steel as well as the foundry production of casted iron, with the majority of sales under long-term, take-or-pay contracts. We also export coke to overseas customers seeking high-quality product for their blast furnaces. Our process utilizes an innovative heat-recovery technology that captures excess heat for steam or electrical power generation and draws upon more than 60 years of cokemaking experience to operate our facilities in Illinois, Indiana, Ohio, Virginia and Brazil. Our logistics business provides export and domestic material handling services to coke, coal, steel, power and other bulk customers. The logistics terminals have the collective capacity to mix and transload more than 40 million tons of material each year and are strategically located to reach Gulf Coast, East Coast, Great Lakes and international ports. To learn more about SunCoke Energy, Inc., visit our website at www.suncoke.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Any statements made in this press release that are not statements of historical fact are forward-looking statements and should be evaluated as such. Forward-looking statements often may be identified by the use of such words as “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should,” or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties

(many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (“SEC”).

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this press release, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke’s website at www.suncoke.com or on the SEC’s website at www.sec.gov. The forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements.

Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. Unpredictable or unknown factors not discussed in this press release and related conference call also could have material and adverse effects on matters described by the forward-looking statements contained in this press release. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of this press release except as required by applicable law.